3DSYSTEMS™

NYSE Investor Day

May 8, 2012





www.3dsystems.com NYSE: DDD

Agenda

• Welcome	Stacey Witten
• Overview	Abe Reichental
• Growth Initiatives	Damon Gregoire
• Unmatched Portfolio	Buddy Byrum
• On-Demand Parts Services	Patrick Hunter
• Consumer & Retail	Scott Harmon
• Heritage Preservation	Vince Rossi
• Technology & Innovation	Diana Kalisz
• Looking Ahead	Abe Reichental
• Q&A	All

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 23, 2012. These are available at www.SEC.gov.

Overview

Abe Reichental, President & CEO





www.3dsystems.com NYSE: DDD


Disruptive
Transformative
Impactful

Business Highlights

Leadership through technology and business innovation

Compelling razor & blades model

Diversified revenue sources with expanding margins

High-growth potential

Significant value creation potential for all stakeholders

3D Content-To-Print Leader-Innovator-Shaper

NYSE:DDD

~$1.5 Billion Market Cap

~1,130 Patents

~900 Passionate Teammates



7 Print Engines

100 Materials

25 Locations Worldwide

330 Dealers

High Growth Potential


3DP Market Forecast
In millions of US $
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2012
2014
2016
2018
2020
Source: Wohlers Associates


CAD Market Forecast
In millions of US $
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
2009
2010
2011
2012
2013
2014
Source: Jon Peddie Research

Our solutions replace, displace or augment traditional design-to-manufacturing alternatives

Improving Growth Indicators

2010 global R&D spend was ~$1.15 trillion



Share of Global R&D Spend
(2010)
Government/
Other R&D Spend 3)
40.6%
47.8%
Innovation
1000
8.2%
3.3%
Incremental
Corporate Spend 2)
Innovation
2000 1)

Total ~ $1,150Bn
Our study captures ~48% of total Global R&D

> 75% of the $47B increase in R&D spend computing, electronics, health & automotive



Absolute US Dollar Change in 2009-2010 R&D Spend by Industry
Change in R&D
(Billion USD)
Decreases
Increases
50
45
40
35
30
25
20
15
10
5
0
$16.9
$10.4
$8.8
$4.5
$2.3
$2.2
$1.3
$1.1
$0.3
$0.4
$46.8
Represents ~77% of increase in R&D Spend
Computing and Electronics
Health
Auto
Industrials
Chemicals and Energy
Software/Internet
Telecom
Aerospace and Defense
Consumer
Other
Total

Global R&D spend and concentration aligns with our vertical marketplaces

Source: Booz and Company and 3D Systems

Significant Life Style And Quality Impacts



Growing Installed Base

Americas

3M, invisalign, DELL, DELPHI, Ford, GE, GM, ConforMIS, Nike, Hendrick Motorsports, Honeywell, IBM, SC Johnson, Johnson & Johnson, Apple, Boeing, Kohler, Chrysler, Mattel, NASA, Sandia National Laboratories, Northrop Grumman, stryker, U.S. Air Force, Oakley

Europe

Audi, Red Bull Racing, Airbus, Citroën, oticon, WIDEX hearing instruments, SIEMENS, BMW, Mercedes, Olympus, Lotus Renault GP, Rolls Royce, FIAT, NOKIA, VW

Asia-Pacific

ALCOA, CASIO, DAEWOO, DAIHATSU, FUJITSU, FUJI XEROX, HITACHI, HONDA, HYUNDAI, ISUZU, KYOCERA, LG Life's Good, MITSUBISHI, NISSAN, Panasonic, SAMSUNG, SEGA, SONY, SUZUKI, TOYOTA

Sustainable Value


Enables freedom of creation


Compresses lead-times


Cuts tooling & inventory cost


Improves energy efficiency


Provides personalization


Minimizes waste


Full-Color
High-Definition
Durable
Light-weight

Expanding Technology Platform



7 Print Engines

Proprietary Ecommerce



~100 Print Materials

CAD/Plugins/ Gaming Software



~1,130 Patents Issued & Pending







Full Color High Definition

Extending Global Reach

United States
- Rock Hill, SC
- Atlanta, GA
-Burlington, MA
-Langhorne, PA
-Herndon, VA
- Lawrenceburg, TN
- Richardson, TX
- Seattle, WA
- Valencia, CA
- Vernon Hills, IL

Europe
- Benelux
- England
- France
- Germany
- Italy
- Switzerland

Asia-Pacific
- Australia
- China
- Hong Kong
- India
- Japan
- Singapore



330 Resellers → 25 Facilities → ~900 Employees

Unmatched Printer Portfolio

Personal 3D Printers



Price: $1,300 - $20,000

Professional 3D Printers



Price: $20,000 - $250,000

Production 3D Printers



Price: $250,000 - $950,000

← Lower price points | Higher performance →

Powerful Performance Materials

High-Definition, Snap-Fit



High- Impact, Light-Weight



Durable, High-Temperature



~100 Materials → Wax → Nylon → Plastic → Rubber → Metal → Composite

Medical



Aerospace



Casting



Unparalleled Printability

Precision → Performance → Price



ProJet™



Brand-X jet

End-To-End Products and Services

Content Creation



Content Downloads



On-Demand Parts


PEAK™



Software Products

Services









Content Capture

Disruptive Consumer Platform

Download & Customize



Upload & Market



Individualize



Visualize & Vocalize



Personalize



Mobile Creation


Cubify on your iPad.

Focused Growth Initiatives

Democratize access to integrated 3D content-to-print solutions that cover the entire ideation-to-production process for the benefit of professionals and consumer alike

- Expand on-demand-parts services globally
- Accelerate 3D printer penetration
- Grow healthcare solutions
- Build significant consumer & retail capabilities

Highest Annual Revenue & Units

$ in millions


2011 Full Year
Printers & Other Products
2010
$ 54.7
2011
$ 66.7
22%
Print Materials
2010
$ 58.4
2011
$ 70.6
21%
Services
2010
$ 46.8
2011
$ 93.1
99%
Healthcare
2010
$ 21.6
2011
$ 27.9
29%

44% total revenue growth

19% organic revenue growth

Differentiated Priorities & Culture

Customer

- Improve our customers' bottom line
- Enhance total customer experience

Cash

- Increase sales and margins
- Accelerate cash velocity

Excellence

- Experienced, empowered team
- Faster, simpler business processes

Innovation

- Entrepreneurship...agility
- Leverage company skills and privileged assets

Earnings

- Earnings growth that ensures long-term sustainability and value

Best Positioned for Growth


Rapid Prototyping
3D Systems
Function
Fit
Form
Direct Competitors
Consumer
Manufacturing
Underdeveloped
Underpenetrated Marketplaces


Disruptive
Transformative
Impactful

3DSYSTEMS™

Growth Initiatives Update

Damon Gregoire Senior VP & CFO





www.production3dprinters.com NYSE: DDD

Focused Growth Initiatives

Expand on-demand-parts services globally

Accelerate 3D printer penetration

Grow healthcare solutions

Build significant consumer & retail capabilities

Automotive Design-To-Manufacturing





Motorsport
Wind-Tunnel
to On-Car



Automotive
Bridge
Manufacturing



High-Value
Short Runs

Direct Manufacturing

Improve Span Time → Affordability



Priorities

1. Drilling Technologies
2. Coatings / Finishes
3. Advanced Materials Processes
4. Advanced Assembly
5. Advanced Metrology Processes
6. Fastening Systems

Direct Part Manufacturing (items 3–4)



Representative Parts

Benefits to the War Fighter

- F-35 costs savings estimated from:
  - Reduced multi-axis machining
  - Reduced machining/drilling
  - Reduced lead-times
  - Reduced part counts
- Enhanced design for manufacturing and assembly



Oral, Hearing, Orthopedic & CAS



Education



MCAD & Architecture


P







Recreation



Transportation
ElectricTV.com

Heritage Preservation





Record First Quarter Revenue

$ in millions


2012 First Quarter
Printers & Other Products
2011
$ 13.5
2012
$ 24.7
83%
Print Materials
2011
$ 15.6
2012
$ 24.7
58%
Services
2011
$ 18.8
2012
$ 28.5
52%
Healthcare
2011
$ 6.2
2012
$ 12.0
93%

63% total revenue growth

26% organic revenue growth

Solid Performance

Non-GAAP Q1 Comparison	
Performance Drivers	2012 Vs. 2011 % Change
Revenue	63%
Printer units	153%
Gross profit	67%
Net income	62%
Net income per employee	12%
EPS	47%

-Percents are rounded to nearest whole numbers
-EPS in prior year restated to reflect stock split completed May 2011


Units
2010
2011
2012


$ in thousands
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Revenue
Gross Profit
Net Income
Cash From Operations
2010
2011
2012

New Products Fuel Organic Growth & Earnings

Commercialized 2 new products during Q1 2012


$ in millions
New Products Revenue
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$9.0
$15.6
$23.9
2010
2011
2012

Q1 `12 Gross Profit by Category


0%
Printers & Other Products 25%
Services 32%
Print Materials 43%

Q1 2012 Revenue Elements Comparison to 2011

New products revenue up 53%	Integrated materials revenue up 101%	Integrated materials amounted to 63% of total materials revenue

Expanding Gross Profit Margin

$ in millions

	First Quarter					
	2011		2012		Yr-Yr%	
Category	$	Gross Profit Margin	$	Gross Profit Margin	$	Margin
Printers & other products	$ 5.5	41%	$ 9.6	39%	74%	(5%)
Print materials	$ 9.9	63%	$ 16.8	68%	69%	7%
Services	$ 7.8	42%	$ 12.5	44%	60%	5%
Total	$ 23.2	48%	$ 38.9	50%	67%	3%



0.51
0.50
0.49
0.48
0.47
0.46
0.45
0.44
45%
45%
48%
48%
46%
48%
47%
50%
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12

3DSYSTEMS™

Affirming 2012 Guidance

We expect revenue for full year 2012 to be in the range of $330 million to $360 million

We expect non-GAAP earnings per share for 2012 to be in the range of $1.00 to $1.25


Disruptive
Transformative
Impactful

3DSYSTEMS™

Unmatched Product Portfolio

Buddy Byrum, VP Product & Channel Management





www.printin3d.com NYSE: DDD

Unmatched Printer Portfolio

Personal 3D Printers	Professional 3D Printers	Production 3D Printers
		
Price: $1,300 - $20,000	Price: $20,000 - $250,000	Price: $250,000 - $950,000

Lower price points ← → Higher performance

3DTouch™ Personal 3D Printers

- Affordable desktop 3D printing at home, the classroom or the office
- Easy to set up, simple to use
- Option of double and triple print heads for multi-material
- Touchscreen user interface
- Super large print area





ProJet™ Personal 3D Printers

ProJet™ 1000



Single Part Color **IVORY**

Print Area: 6.75 x 8 x 7 in (171 x 203 x 178 mm)

Print Speed: Standard Mode – 0.5 in./hr. (12.7mm/hr.)

ProJet™ 1500



Choose from **6** Vibrant **COLORS**

Print Area: 6.75 x 9 x 8 in (171 x 228 x 203 mm)

Print Speed: Standard Mode – 0.5 in./hr. (12.7 mm/hr.)

High Speed Mode – 0.8 in./hr. (20 mm/hr.)











ZPrinter® Personal 3D Printers

ZPrinter® 150





- Affordable
- Low Part Cost
- High Speed
- True to CAD Concept Models
- Easy-of-Use
- True Color

ZPrinter® 250





Monochrome	64-Color
Print Size 7.3" x 9.3" x 5" (185 x 236 x 132 mm)	**Print Size** 7.3" x 9.3" x 5" (185 x 236 x 132 mm)
Print Speed: 0.8 in/hr (20mm/hr)	Print Speed: 0.8 in/hr (20mm/hr)

ProJet™ 3500 Professional 3D Printers

Plastic Parts | RealWax™ Parts



ProJet™ SD 3500

- VisiJet® EX200 & SR200 Plastic
- MCAD
- Education
- Architecture
- Industrial design
- Graphics design
- Animation
- Packaging Design

ProJet™ HD 3500 & HD 3500*plus*

- VisiJet® EX200, SR200 & HR200 Plastic
- Industrial design
- Micro-engineering
- Collectables
- Miniatures
- Apparel design
- Medical modeling

#1

ProJet™ CP 3500

- VisiJet® CP200 RealWax™
- Foundry casting
- Automotive
- Aerospace
- Engine parts
- Connectors
- Plumbing

ProJet™ CPX 3500 & CPX3500*plus*

- VisiJet® CPX200 RealWax™
- Micro-casting
- Jewelry (***)
- Medical devices
- Medical implants
- Figurines
- Electronics

ProJet™ Dental Solutions

ProJet™ DP3500

Wax-ups





ProJet™ MP3500

Models





ProJet™ 5000 Best In Class



- **Largest 3D printer in its class**
  - High resolution printing
  - Print size: 21.65 x 15.5x 11.8
  - High accuracy & precision
  - Easy melt-away wax support
  - Standard 5-year print-head warranty


3D Systems
Print Head
5
FIVE-YEAR
WARRANTY

ZPrinter® Professional 3D Printers



ZPrinter® 350

- Monochrome
- Print Resolution 300 x 450 dpi
- Number of colors: 1 (white)
- Print Size:
  8 x 10 x 8 in
  203 x 254 x 203 mm

Industrial concept models
Consumer electronics
Medical models

ZPrinter® 450

- Standard CMY color
- Print Resolution 300 x 450 dpi
- Number of colors: 180,000
- Print Size:
  8 x 10 x 8 in
  203 x 254 x 203 mm

Industrial color concept models
Power hand tools
Fashion accessories

ZPrinter® 650

- CMYK 4-head color, plus clear
- Print Resolution 600 x 540 dpi
- Number of colors: 390,000
- Print Size:
  10 x 15 x 8 in
  254 x 381 x 203 mm

Architecture models
Footwear
Large industrial concept models

ZPrinter® 850

- CMYK 5-head color, plus clear
- Print Resolution 600 x 540 dpi
- Number of colors: 390,000
- Print Size:

20x15x9 in
508 x 382 x 229 mm
Architecture models
Footwear
Large industrial concept models

ProJet™ 6000 - A Breed Apart


PROJET
6000

- Best accuracy & precision
- Highest productivity & speed
- In-house printer utility
- Performance VisiJet® print materials
- Easy and fast material changes
- Economical to own & operate

iPro™ & sPro™ The ONLY Production Printers



- Exceptional sidewall quality
- Unprecedented surface smoothness
- Remarkable feature resolution
- Best-in-class edge definition
- Tolerances that rival the accuracy of CNC-machined parts

Powerful Performance Materials

High-Definition, Snap-Fit



High- Impact, Light-Weight



Durable, High-Temperature



~100 Materials → Wax → Nylon → Plastic → Rubber → Metal → Composite

Medical



Aerospace



Casting




Disruptive
Transformative
Impactful

3D SYSTEMS

On-Demand Parts Services

Patrick Hunter, VP & GM On-Demand Parts



www.quickparts.com NYSE: DDD

Growing Global Manufacturing Footprint



North America
- Atlanta, GA
- Rock Hill, SC
- Seattle, WA
- Langhorne, PA

Europe
- Benelux
- France
- Italy

Asia-Pacific
- Australia
- China

Single Source Additive & Traditional Parts


High-Volume
Mid-volume
Low-Volume

- Strategic Positions
- ↓ Proprietary Ecommerce Operating Platform
- ↓ Instant Online Quoting for Custom Parts
- ↓ Leveraged Insourcing and Outsourcing Fulfillment
- ↓ Unmatched Manufacturing Services

Proprietary Integrated Operating Platform

Powered by QSOFT

- Integrated sales, project management and manufacturing process
- Scalable instant quote, project and supply-chain management
- High-touch inside sales and customer service model
- Common platform provides full view of the customer
- Enable real time review of incoming work
- Able to support multiple facility and software plug-ins
- Drives demand generation across all products and services


QUICKCUT CNC

Leveraged Insourcing and Outsourcing Fulfillment


The Industry's Largest On Demand Parts Provider
Providing Solutions With The Latest In-House Technologies
Click for Instant Quote

- Maximize profitability through optimal loading
- Unlimited capacity
- Removes bottlenecks and lead time constraints
- Differentiate brand experience
- Latest technology capabilities
- Shape user experience & expectations

Full Breadth of Manufacturing Services

One stop shop for all of our customers design-to-manufacturing needs

Additive Manufacturing:
SLA®, SLS®, ProJet™, ZPrint®

Traditional Manufacturing:
CNC, Urethane Casting, Injection Molding

Processes:
Plaster Molding, Die Casting & Rapid Tooling

- Combines the latest manufacturing technologies with robust processes to best meet the customers needs and exceed expectations
- Serves as the launch-pad for new manufacturing technologies to be offered to larger customer base


Disruptive
Transformative
Impactful

3DSYSTEMS™

Consumer & Retail

Scott Harmon, VP Corporate Development





www.cubify.com NYSE: DDD

Unleash Your Creativity



www.cubify.com

Harness Your Digital Canvas


Cubify

Upload and Market Your Creation







Download and Customize



Clone Something



Individualize


FRANK DEHNER
USTOM IPHONE
ASE GIVEAWAY
OLIVER SELF
JULIANNA BUDDING
SEBASTIAN RIBAS NIJKERK
If you can read this
Even though this is a
STUPID STICKER
I WANT TO BE LIKE BARBIE
THAT BITCH HAS EVERYTHING

Gamify


MY
ROBOT NATION
MAKE MY ROBOT!
GIFT A ROBOT
YOU DECIDE HOW BIG.
Search


The Royalizer
Transform into royalty in three easy steps
Create your crown >
THE MICROFORGE
Equip your Lego® figures with the finest swords available
Create your sword >
EARTH DEFENSE FORCE
MAKE YOUR OWN SHIP TO DEFEND EARTH FROM THE ALIEN INVASION
Create your Ship >
INVADERS FROM OUTER SPACE
Create your UFO >
DRIVETIME
Create your license >

Shape









Experience



Sculpt


STARTED WITH A CUBE THEN SHAPED INTO THIS USING THE CLAY BUILD-UP AND MOVE BRUSHES...



Make It Real


Cubify.com

Cubify Platform: Hosting-Publishing-Production








Disruptive
Transformative
Impactful

Smithsonian Institution

Heritage Preservation

Vincent Rossi, Digitization Program Office

Twitter: @3D_Digi_SI - facebook.com/3d.si.edu



Mission: Increase and Diffusion of Knowledge



What is the Smithsonian Institution?

- 19 Museums and Galleries in the US
- The National Zoological Park in Washington, DC
- 9 Research Centers around the world
- 30 million visitors per year
- Total number of objects, works of art and specimens at the Smithsonian is estimated at nearly 137 million
- Less than 2% can be seen at any one time



Smithsonian Institution

What is a 3D Model?

Not this...



This is a 3D model:


Raw 3D data
3D Surface model
Colored 3D Model

Smithsonian 3D Tools



CT Scanner


Canon

Digital camera


FARO

Long range scanner



Laser arm scanner

Museum collections at risk


At risk



Traditional method of documentation





3D printed replica



New tools for research

Smithsonian Institution

Fossil Whales in Chile





Smithsonian Institution

Chilean National Museum

NATIONAL GEOGRAPHIC™

Fossil Whale Scanning


FARO



Democratization of 3D tools



3D prints created from 2D images



3D model generated from images



Smithsonian Institution

The Future of 3D and Museums



Preserve collections at risk



Increase access



Bring museums to the home



New tools for Scientific inquiry


Canon

Democratization of 3D tools!

Vincent Rossi
twitter: @3D_Digi_SI - facebook.com/3d.si.edu
RossiV@si.edu


Disruptive
Transformative
Impactful

3DSYSTEMS™

Technology & Innovation

Diana Kalisz, VP Global Engineering





www.3dsystems.com NYSE: DDD

Technology Leadership



7 Print Engines

Proprietary Ecommerce



~100 Print Materials

CAD & Plugins Software



~1,130 Patents Issued & Pending







Full Color High Definition

IP Strategy


Balance
Licensing
~1,130 Patents
Enforcement
Coverage

Development Culture


Low
Newness to Market
High
High
Newness to Company
Low
New Product Lines
Completely New
Core Product Revisions
Line Extensions
Repositioning
Changes to Augmented Product

Development Roadmap

Over the past 12 months, we have introduced 14 new products


PUSH
HOT

Expect 10-12 new products annually

Augmentations and Revisions


PUSH
WWW
Friendly
Greener
Intuitive

Completely New Products









VisiJet®Flex

- Polypropylene-like look



VisiJet®Tough

- ABS-like performance



VisiJet®Clear

- Polycarbonate-like look and feel



VisiJet®HiTemp

- High temperature resistance to



VisiJet®e-Stone™

- Extreme accuracy and repeatability

Repositioning







Crossovers



Expanding Price And Performance Continuum

Personal 3D Printers	Professional 3D Printers	Production 3D Printers
		

Printability

print.ability ability to deliver required user performance, precision, accuracy feature detail and surface smoothness consistently and economically

Precision



Productivity



Performance




Disruptive
Transformative
Impactful

3DSYSTEMS™

Looking Forward

Abe Reichental, President and CEO





www.3dsystems.com NYSE: DDD

Democratization Changes Everything


Simplicity
Affordability
Printability
Security

Growth Initiatives

Expand on-demand-parts services

- Expect additional acquisitions in Europe, Asia-Pacific and Latin America
- Expect capacity and capabilities investments
- Expect margin expansion towards corporate margins

Accelerate 3D printer penetration

- Expect continued reseller channel expansion
- Expect printer portfolio expansion at a rate of 5 new printers annually

Grow healthcare revenue

- Expect expansion into orthopedic and prosthetic applications
- Expect continued hearing aid, dental and orthodontics growth
- Expect new specialty printers, scanners and materials

Consumer and retail

- Expect ongoing Cubify and Cube developments
- Expect expanding hosting, publishing and production capabilities
- Expect entry into retail activities

Bottom Line

- Unmatched portfolio, leading brands
- Technology strength and flexibility
- Open ended growth opportunities
- Innovative business model, end-to-end solutions
- Focused growth initiatives, organic & acquisitive
- Experienced management team

3DSYSTEMS™

Thank You !





www.3dsystems.com NYSE: DDD